Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated August 21, 2015
to the currently effective Statutory Prospectus (the “Prospectus”), as may be supplemented from time to time, for Series A (StylePlus-Large Core Series), Series J (StylePlus-Mid Growth Series), Series X (StylePlus-Small Growth Series) and Series Y (StylePlus-Large Growth Series)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
The section of the Prospectus entitled “Descriptions of Principal Risks-Investment in Investment Vehicles Risk” is deleted in its entirety and replaced with the following:
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and similar securities of other investment companies, including closed-end funds, mutual funds, affiliated short-term fixed-income funds or exchange-traded funds (“ETFs”) and other investment vehicles. Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but a Series may invest in other index-based investments designed to track other indexes or market sectors. A Series may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions.
Series A, Series J, Series N, Series X and Series Y invest a substantial portion of their assets in short-term fixed-income funds managed by the Investment Managers or their affiliates (the “Guggenheim Short-Term Fixed-Income Funds”) designed primarily to provide an alternative to investing directly in various short-term fixed-income instruments. Series A, Series J, Series X and Series Y invest in the Guggenheim Short-Term Fixed-Income Funds for various portfolio management purposes, including to seek to obtain fixed-income exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income instruments. The Guggenheim Short-Term Fixed-Income Funds are registered open-end investment companies available only to other investment companies and separately managed accounts managed by the Investment Managers and their affiliates. Investments in the Guggenheim Short-Term Fixed-Income Funds significantly increase the Series’ exposure to asset categories in which each Series may invest as a principal investment and certain other asset categories, including high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager, to be of comparable quality (also known as “junk bonds”).
To maintain exposure to securities in which it principally invests, Series E, Series F and Series M may invest in other registered investment companies, including investment companies advised by the Investment Managers or their affiliates, that pursue substantially the same investment strategies and are subject to substantially the same risks as the Series.
A Series and its shareholders will incur its pro rata share of the expenses of the underlying investment companies’ or vehicles’ expenses in which the Series invests, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Series will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Series would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Series would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Series invests are often institutional funds owned by a small number of shareholders and are thus subject to the risk that other shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Series. Investments in the Guggenheim Short-Term Fixed-Income Funds are prone to those risks.

Please Retain This Supplement for Future Reference.

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